LETTER OF TRANSMITTAL
to Accompany Shares of Common Stock
of
The Korea Fund, Inc.
Tendered Pursuant to the Offer to Repurchase
Dated March 20, 2008

THE OFFER TO REPURCHASE WILL EXPIRE AT MIDNIGHT, EASTERN TIME, ON
APRIL 21, 2008, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

The Colbent Corporation

By First Class Mail:	By Registered, Certified or Express Mail or Overnight Courier:	By Hand:
The Colbent Corporation Attn: Corporate Actions POB 859208 Braintree, MA 02185-9208	The Colbent Corporation Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184	The Colbent Corporation Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184
To Confirm Receipt of Notice of Guaranteed Delivery: Facsimile No.: (781) 380-3388 Facsimile Confirmation No.: (781) 930-4900

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED AND COMPLETE AN IRS FORM W-9 (OR, IN THE CASE OF A NON-U.S. PERSON, THE APPROPRIATE TYPE OF IRS FORM W-8). THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) & Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on share certificate(s).)	Shares Tendered (***) (Please attach additional list if necessary.)
	Share Certificate Number(s)(*)	Total Number of Shares Represented by Share Certificate(s)(*)	Number of Shares Tendered(**)

Total Shares Tendered:
*       Need not be completed by shareholders who tender Shares by book-entry transfer.
**      Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the             Depositary are being tendered. See Instruction 5.
*** If the Shares being tendered are Shares held by the Transfer Agent pursuant to the Fund’s Dividend Reinvestment Plan, shareholders should so indicate on page 4.

I HAVE LOST MY CERTIFICATE(S) FOR SHARES OF COMMON STOCK OF THE FUND AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE PARTICIPATING SHAREHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. TIMELY DELIVERY IS A CONDITION PRECEDENT TO ACCEPTANCE OF SHARES FOR REPURCHASE AND TO TRANSFER OF THE PORTFOLIO SECURITIES TO PARTICIPATING SHAREHOLDERS PURSUANT TO THE OFFER.

This Letter of Transmittal is to be used: (a) if certificates for Shares (as defined below) are to be forwarded herewith; (b) if uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s Dividend Reinvestment Plan are to be tendered; or (c) if tenders are to be made by book-entry transfer with The Depository Trust Company (‘‘DTC’’ or the ‘‘Book-Entry Transfer Facility’’) pursuant to the procedure set forth in Section 4, ‘‘Procedures for Tendering Shares for Repurchase,’’ of the Fund’s Offer to Repurchase, dated March 20, 2008 (the ‘‘Offer to Repurchase’’). Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares (other than uncertified Shares held by the Fund’s transfer agent pursuant to the Fund’s Dividend Reinvestment Plan) or confirmation of the book-entry transfer of their Shares made with the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to the Expiration Date (as defined below) may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 4, ‘‘Procedures for Tendering Shares for Repurchase,’’ of the Offer to Repurchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

If the tendered shares are being tendered by a nominee holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made:

CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution That Guaranteed Delivery:

Account Number (If delivered by book-entry transfer):

NOTE:    SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to The Korea Fund, Inc., a non-diversified, closed-end management investment company incorporated under the laws of the state of Maryland (the ‘‘Fund’’), the shares of the Fund’s common stock, $0.01 par value per share (the ‘‘Shares’’) described below, in exchange for a pro rata portion of the securities (other than (i) securities that are not traded on a public securities market or for which quoted bid and asked prices are not available, (ii) securities that, if distributed, would be required to be registered under the Securities Act of 1933, as amended, (iii) securities issued by entities in countries that restrict or prohibit the holdings of securities by non-residents other than through qualified investment vehicles, or whose distribution would otherwise be contrary to applicable local rules and regulations, and (iv) securities that involve the assumption of contractual obligations, require special trading facilities, or can be traded only with the counterparty to the transaction) held in the Fund’s investment portfolio (collectively, the ‘‘Portfolio Securities’’), subject to adjustment for fractional Shares and odd lots, at a price equal to 98% of the net asset value (‘‘NAV’’) per Share (the ‘‘Repurchase Price’’) determined as of the close of the regular trading session of the New York Stock Exchange (the ‘‘NYSE’’), the principal market on which the Shares are traded, on the business day immediately following the Expiration Date (the ‘‘Repurchase Pricing Date’’), upon the terms and subject to the conditions set forth in the Offer to Repurchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Repurchase and any amendments or supplements thereto, collectively constitute the ‘‘Offer’’). The ‘‘Expiration Date’’ of the Offer is midnight, Eastern time, on April 21, 2008, unless the Fund, in its sole discretion, extends the period the Offer is open, in which case ‘‘Expiration Date’’ will be the time and date on which the Offer, as so extended by the Fund, expires.

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for repurchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned’s agent, of the Repurchase Price; (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date) for transfer on the books of the Fund; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); (b) when and to the extent the Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); and (d) the undersigned has read and agreed to all of the terms of the Offer.

The undersigned (or the holders of legal title to the Shares if legal and beneficial ownership are held by different persons) further represents, warrants and agrees that such party (a) has registered with the Financial Supervisory Service of Korea (the ‘‘FSS’’); (b) has established a securities account with a Korean licensed broker or a custodian bank (the ‘‘Korean Securities Account’’) and a U.S. dollar account with a bank outside of Korea (the ‘‘USD Account’’, and, collectively with the Korean Securities Account and any shareholder account with DTC, the ‘‘Shareholder Accounts’’); (c) will provide account and registration information at the time the Shares are presented for repurchase; (d) will complete the Authorization Instructions Regarding the Repurchase Offer by The Korea Fund, Inc.; and (e) will submit certain tax information as a condition to participation in the Offer. The undersigned understands that the Fund is not responsible for any errors or deficiencies in a submission and has no responsibility to notify shareholders of any deficiencies or errors in a submission. (See ‘‘Authorization Instructions Regarding the Repurchase Offer by The Korea Fund, Inc.’’)

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date in accordance with Section 5, ‘‘Withdrawal Rights,’’ of the Offer to Repurchase. After the Expiration Date, tenders made pursuant to the Offer will be irrevocable except as provided in the Offer to Repurchase.

THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE UNDERSIGNED BY THE TRANSFER AGENT PURSUANT TO THE FUND’S DIVIDEND REINVESTMENT PLAN.

YES     NO

Note: If you do not check either of the boxes above, uncertificated Shares, if any, held in the name of the undersigned by the Transfer Agent pursuant to the Fund’s Dividend Reinvestment Plan will NOT be tendered.

ODD LOTS
(SEE INSTRUCTION 13)

This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check only one box):

Is the beneficial or record owner of an aggregate of not more than 99 Shares, all of which are being tendered; or

Is a broker, dealer, commercial bank, trust company or other nominee that: (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder; and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares, and is tendering all of such Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

NOTE:    SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 4, ‘‘Procedures for Tendering Shares for Repurchase,’’ of the Offer to Repurchase and in the Instructions hereto will, upon acceptance by the Fund for payment, constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

The undersigned recognizes that under the circumstances set forth in the Offer the Fund may not be required to repurchase any of the Shares tendered hereby or may accept for repurchase fewer than all of the Shares tendered hereby.

Unless otherwise indicated herein under ‘‘Special Payment Instructions,’’ the undersigned requests: (a) the return of any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under ‘‘Description of Shares Tendered’’; (b) unless otherwise indicated under ‘‘Special Delivery Instructions,’’ the return of any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under ‘‘Description of Shares Tendered’’; and (c) in the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, the return of such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer, nor to uncertificated Shares held by the Transfer Agent pursuant to the Fund’s Dividend Reinvestment Plan, which may be tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 9)

To be completed ONLY if certificates for Shares not tendered or not repurchased are to be issued in the name of and sent to someone other than the undersigned.

Issue Certificate to:

Name:
                                                                                    (Please Print)

Address:

                                                                           (City, State, Zip Code)

Complete Payer Form W-9 or appropriate type of Form W-8

(Taxpayer Identification (Social Security) Number)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 9)

To be completed ONLY if certificates for Shares not tendered or not repurchased are to be issued in the name of the undersigned, but sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate to:

Name:
                                                                                    (Please Print)

Address:

                                                                           (City, State, Zip Code)

REQUIRED CERTIFICATION

THIS SECTION IS TO BE COMPLETED BY ALL PARTICIPATING SHAREHOLDERS. As described in the Offer to Repurchase, in order to tender Shares validly for repurchase pursuant to the Offer, Japan Holders (as defined below) must certify that they have irrevocably instructed their Korean licensed broker to sell the Portfolio Securities for cash immediately upon the transfer of the Portfolio Securities into their Korean Securities Account. All other participating shareholders must certify that they are not Japan Holders.

A Japan Holder, for purposes of the Offer, is any person, broker, dealer, commercial bank, trust company or other record holder of Shares that is:

•	a natural person who is a resident of Japan or receives the Offer to Repurchase in Japan;

•	a corporation, partnership, limited liability company or other entity organized or incorporated under the laws of Japan or of any local government within Japan (collectively, ‘‘Japan Entities’’);

•	an agency or branch of a non-Japan Entity located in Japan;

•	an estate which is subject to Japanese income tax on all of its income, regardless of the source of such income or the executor of administrator of which is a Japan Holder; or

•	a trust if one or more Japan Holders has authority to control all substantial decisions of the trust or one or more trustees is a Japan Holder.

You must check one of the following boxes and sign below.

CHECK HERE TO CERTIFY STATUS AS A NON-JAPAN HOLDER

I hereby represent and warrant that I am NOT a Japan Holder for purposes of the Offer.

CHECK HERE TO CERTIFY STATUS AS A JAPAN HOLDER:

I hereby represent and warrant that I am a Japan Holder for purposes of the Offer. I further represent and warrant that I have irrevocably instructed my Korean licensed broker to sell the Portfolio Securities for cash immediately upon the transfer of the Portfolio Securities into the Korean Securities Account designated by me.

Name of Participating Shareholder:

AUTHORIZATION INSTRUCTIONS
REGARDING THE REPURCHASE OFFER BY
THE KOREA FUND, INC.

Name of Record Holder or DTC Participant (if shares held in ‘‘street name’’) (‘‘Record Holder’’):

As a condition to participation in the Offer, participating shareholders (or the holders of legal title to the Shares if legal and beneficial ownership are held by different persons) are required to register with the Financial Supervisory Service of Korea (the ‘‘FSS’’) and to establish a Korean securities account with a licensed Korean broker or a custodian bank (the ‘‘Korean Securities Account’’) and a U.S. dollar account with a bank outside of Korea (the ‘‘USD Account’’ and collectively with the Korean Securities Account and any shareholder account held with DTC, the ‘‘Shareholder Accounts’’) or to have such accounts already existing, information concerning which is provided below as regards the Record Holder’s Fund shares.

Shareholder Accounts:

1.    Korean Securities Account (for receipt of Korean securities)

•	Name of licensed Korean broker or custodian bank:

•	Address, City and Zip Code:

•	Korean bank BIC Code:

•	Securities Account No.:

•	Account Executive (AE): Mr./Ms.

•	Holder of the Foreign Investment Identification Number issued by the Korean Financial Supervisory Commission (as appearing on the Investment Registration Certificate):

•	Foreign Investment Identification Number issued by the Korean Financial Supervisory Commission:

•	Telephone No. of AE:

•	Telephone No. of Record Holder:

•	E-mail address (if available) of AE:

•	E-mail address (if available) of Record Holder:

2.    USD Account (for receipt of cash)

•	Name of bank:

•	Address, City and Zip Code:

•	Account No.:

•	Account Executive (AE): Mr./Ms.

•	Telephone No. of AE:

•	Telephone No. of Record Holder:

•	E-mail address (if available) of AE:

•	E-mail address (if available) of Record Holder:

3.    DTC Account (for receipt of American Depositary Receipts (‘‘ADRs’’))

•	DTC Participant No.:

•	Agent Identification No.:

•	Account No.:

•	Account Contact Name: Mr./Ms.

•	Telephone No. of Account Contact:

•	Telephone No. of Record Holder:

•	E-mail address (if available) of Account Contact:

•	E-mail address (if available) of Record Holder:

Also as a condition to participation in the Offer, participating shareholders (or holders of legal title to the Shares if legal and beneficial ownership are held by different persons) are required to submit certain information to the Fund, which will submit such information to the Korea National Tax Service in connection with filings required for the Fund to be exempt from Korean capital gains taxes in connection with the Offer, which information is provided below.

•	Holder of the Foreign Investment Identification Number issued by the Korean Financial Supervisory Commission (as appearing on the Investment Registration Certificate):

•	Foreign Investment Identification Number issued by the Korean Financial Supervisory Commission:

•	Name of Holder of Legal Title to the Shares:

•	Address of Holder of Legal Title to the Shares:

•	Tax Identification Number of Holder of Legal Title to the Shares:

•	If Holder of Legal Title is not an individual, Chief Executive Officer or other senior authorized representative of such Holder:

I hereby certify that the information above is correct and accurate and that I am the registered and authorized holder and signatory under such Shareholder Accounts.

I represent that none of the Fund, RCM Capital Management LLC, the Fund’s investment manager (the ‘‘Investment Manager’’), RCM Asia Pacific Limited, the Fund’s subadviser (the ‘‘Subadviser), Citibank Korea, Inc., on behalf of Brown Brothers Harriman & Co., the Fund’s subcustodian in Korea (the ‘‘Subcustodian’’), The Altman Group, the information agent (the ‘‘Information Agent’’) or The Colbent Corporation (the ‘‘Depositary’’), or any of their agents or representatives (collectively, the ‘‘Parties’’), assumes any responsibility and/or liability for any errors or deficiencies regarding the Shareholder Accounts. In the event that my Korean licensed broker or custodian bank or the bank at which I have my USD Account does not accept for deposit into my Shareholder Accounts any Portfolio Securities and cash for any reason whatsoever, none of the Parties will be held responsible.

I hereby:

(1) authorize my Korean licensed broker or custodian bank or the bank at which I have my USD Account to provide any required information requested by the Fund, or any of its agents or representatives, that would allow it to validate the Shareholder Accounts information and, if necessary, cause my Korean licensed broker or custodian bank, party that will receive ADRs, or the bank at which I have my USD Account to provide the above-mentioned information;

(2) instruct my Korean licensed broker or custodian bank, the bank at which I have my USD Account and party that will receive ADRs to accept for deposit ON A ‘‘RECEIVE FREE’’ BASIS any Portfolio Securities and cash distributed in response to my participation in the Offer;

(3) acknowledge that the Korean counterparty that will transfer to my Shareholder Accounts the Portfolio Securities will be the Subcustodian. The Portfolio Securities will be transferred through the book-entry system maintained by the Korea Securities Depositary, and in the case of ADRs, DTC. The cash will be transferred from Citibank, N.A., New York, on behalf of Brown Brothers Harriman & Co., the Fund’s subcustodian in the United States, to my USD Account; and

(4) acknowledge that my Korean licensed broker or custodian bank or the bank at which I have my USD Account and DTC or other party receiving ADRs will be the party that will confirm to me the transfer of my pro rata portion of Portfolio Securities and cash into my Shareholder Account.

I hereby irrevocably release the Parties from any liability in connection with any communications between any of them and my Korean licensed broker or custodian bank or the bank at which I have my USD Account and the establishment of the Shareholder Accounts with my Korean licensed broker or custodian bank, party that will receive ADRs, or the bank at which I have my USD Account.

Record Holder Name:

Signature:

Date:

SIGN HERE
(IMPORTANT: COMPLETE AND SIGN A FORM W-9)

(Signature(s) of Shareholder(s))

Dated:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s):

                                                                                        (Please Print)

Capacity (Full Title):

Address:

        City                                                                State                                                                Zip Code

Area Code and Telephone Number:

Employer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 6)

Authorized Signature(s):

Name:

(Please Print)

Name of Firm:

Address:

        City                                                                State                                                                Zip Code

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Signature Guarantees.    No signature guarantee on this Letter of Transmittal is required if: (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (including, for purposes of this document, any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled ‘‘Special Delivery Instructions’’ or the box entitled ‘‘Special Payment Instructions’’ herein; or (b) the Shares tendered are tendered for the account of a firm (an ‘‘Eligible Institution’’) which is a broker, dealer, commercial bank, credit union, savings association or other entity and which is a member in good standing of a stock transfer association’s approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

2.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used only: (a) if certificates are to be forwarded herewith; (b) if uncertificated Shares held by the Transfer Agent pursuant to the Fund’s Dividend Reinvestment Plan are to be tendered; or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 4, ‘‘Procedures for Tendering Shares for Repurchase,’’ of the Offer to Repurchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer made with the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, and all other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to the Expiration Date. Shareholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Expiration Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, which must be received by the Depositary prior to the Expiration Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 4, ‘‘Procedures for Tendering Shares for Repurchase,’’ of the Offer to Repurchase. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Depositary prior to 5:00 p.m., Eastern time, on the third NYSE trading day after the date of receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in Section 4, ‘‘Procedures for Tendering Shares for Repurchase,’’ of the Offer to Repurchase.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES OF SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE PARTICIPATING SHAREHOLDER, AND EXCEPT AS OTHERWISE PROVIDED HEREIN, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. Shareholders have the responsibility to cause: (a) tender of their Shares for repurchase (in proper certificated or uncertificated form); (b) the timely delivery of a properly completed Letter of Transmittal (or a copy or facsimile thereof) (including original signature(s) and the original of any required signature guarantee(s)); and (c) the timely delivery of all other documents required by the Letter of Transmittal. Timely delivery is a condition precedent to acceptance of Shares for repurchase and to payment of the Portfolio Securities pursuant to the Offer.

No alternative, conditional or contingent tenders will be accepted. All participating shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for repurchase of Shares.

1

3.    Lost Certificates.    In the event that any shareholder is unable to deliver to the Depositary the certificate(s) representing his, her or its Shares due to the loss or destruction of such certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such case, the shareholder should also contact PFPC, Inc., the Fund’s transfer agent (the ‘‘Transfer Agent’’), at (800) 331-1710 to report the lost or destroyed certificates. The Transfer Agent will forward additional documentation which such shareholder must complete in order to effectively surrender such lost or destroyed certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed certificates, but surrenders hereunder regarding such lost or destroyed certificates will be processed only after such documentation has been submitted to and approved by the Transfer Agent.

4.    Inadequate Space.    If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate signed schedule attached hereto.

5.    Partial Tenders and Unpurchased Shares.    (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled ‘‘Number of Shares Tendered’’ under the ‘‘Description of Shares Tendered’’ section. In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the ‘‘Special Payment Instructions’’ or ‘‘Special Delivery Instructions’’ boxes in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

6.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a)	If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

(b)	If any tendered Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

(c)	If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

(d)	If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or repurchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

(e)	If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

2

(f)	If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

7.    Korean Securities Transaction Tax and U.S. Securities Transfer Taxes.    No Korean securities transaction tax or U.S. securities transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Korean securities transaction tax and other securities transfer taxes, if any, to be paid by participating shareholders with respect to the transfer of Portfolio Securities shall be deducted directly from each participating shareholder’s proceeds from the repurchase pursuant to the Offer. If (in the circumstances permitted by the Fund’s Offer to Repurchase) Shares not tendered or not repurchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any U.S. securities transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the repurchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

8.    Tender of More than 4,303,210 Shares.    If more than 4,303,210 Shares are duly tendered pursuant to the Offer (and not timely withdrawn as provided in Section 5, ‘‘Withdrawal Rights,’’ of the Offer to Repurchase), the Fund, subject to the conditions listed in Section 3, ‘‘Certain Conditions of the Offer,’’ of the Offer to Repurchase, will repurchase Shares from participating shareholders, in accordance with the terms and conditions specified in the Offer to Repurchase, on a pro rata basis (disregarding fractions), based upon the number of Shares duly tendered by or on behalf of each shareholder (and not timely withdrawn); provided that the Fund will exclude from such pro-rata reduction and will accept all Shares duly tendered by any shareholder who owns, beneficially or of record, an aggregate of not more than 99 Shares and who properly tenders all such Shares by means of this Letter of Transmittal. Certificates representing Shares tendered but not repurchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the participating shareholder. The Fund does not intend to increase the number of Shares offered for repurchase, even if more than 4,303,210 Shares are tendered by all shareholders in the aggregate.

9.    Special Payment and Delivery Instructions.    If certificates for Shares not tendered or not repurchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned ‘‘Special Payment Instructions’’ and/or ‘‘Special Delivery Instructions’’ on this Letter of Transmittal should be completed.

10.    Determinations of Validity.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion. Such determinations will be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in proper form or to refuse to accept for payment, repurchase, or pay for, any Shares, if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in any tender, whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Fund, the Depositary, the Information Agent or any other person is obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund determines.

11.    Requests for Assistance and Additional Copies.    Requests for assistance should be directed to, and additional copies of the Offer to Repurchase, the Notice of Guaranteed Delivery and this

3

Letter of Transmittal may be obtained from, the Information Agent at the address set forth at the end of this Letter of Transmittal, or your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide shareholders, upon request, with a Certificate of Foreign Status (Form W-8BEN or other appropriate type of Form W-8).

12.    Backup Withholding.    Each participating U.S. shareholder must provide the Depositary with the shareholder’s taxpayer identification number on an IRS Form W-9, with the required certifications being made under penalties of perjury. If the shareholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding. FAILURE OF A PARTICIPATING U.S. SHAREHOLDER TO PROVIDE THE DEPOSITARY WITH A COMPLETED FORM W-9 WILL RESULT IN A DEFECTIVE SUBMISSION AND THE FUND WILL BE UNABLE TO REPURCHASE SUCH SHAREHOLDER’S SHARES.

Each participating Non-U.S. shareholder must submit a properly executed Certificate of Foreign Status (Form W-8BEN or other appropriate type of Form W-8 along with any required attachment, if any), signed under penalties of perjury, attesting to that person’s exempt status. Copies of Form W-8BEN are provided with this Letter of Transmittal. Other types of Form W-8 can be found on the IRS website at www.irs.gov. FAILURE OF A PARTICIPATING NON-U.S. SHAREHOLDER TO PROVIDE THE DEPOSITARY WITH THE APPROPRIATE COMPLETED FORM W-8 WILL RESULT IN A DEFECTIVE SUBMISSION AND THE FUND WILL BE UNABLE TO REPURCHASE SUCH SHAREHOLDER’S SHARES.

Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the instructions provided on the enclosed IRS Form W-9.

13.    Odd Lots.    As described in Section 1, ‘‘Price; Number of Shares,’’ of the Offer to Repurchase, the Fund will repurchase Shares validly tendered and not properly withdrawn prior to the Expiration Date by any shareholder who owns beneficially or of record an aggregate of not more than 99 Shares and who tenders all such Shares by means of this Letter of Transmittal. This preference will not be available unless the item captioned ‘‘Odd Lots’’ is completed.

14.    USD Account.    In order to receive any cash from the Fund in addition to Portfolio Securities, each participating shareholder must open a USD Account at a bank outside Korea into which to deposit the U.S. dollar proceeds. Each participating shareholder should consult with their advisor regarding the procedure for opening such an account.

15.    Copy of the Investment Registration Certificate issued by the Korean Financial Supervisory Commission.    Participating shareholders must attach a copy of their investment registration certificate issued by the Korean Financial Supervisory Commission to the completed Authorization Instructions form.

4

IMPORTANT: This Letter of Transmittal (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date, at the appropriate address set forth below:

The Depositary for the Offer is: The Colbent Corporation

By First Class Mail:	By Registered, Certified or Express Mail or Overnight Courier:	By Hand:
The Colbent Corporation Attn: Corporate Actions POB 859208 Braintree, MA 02185-9208	The Colbent Corporation Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184	The Colbent Corporation Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184
To Confirm Receipt of Notice of Guaranteed Delivery: Facsimile No.: (781) 380-3388 Facsimile Confirmation No.: (781) 930-4900

Questions or requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Repurchase, the Notice of Guaranteed Delivery and other accompanying materials may be directed to the Information Agent at its address and telephone number set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

The Altman Group

60 East 42nd Street, Suite 405
New York, NY 10165
Toll Free: 800-622-1649
Call Collect: 201-806-7399

Form	W-8BEN	Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding
(Rev. February 2006)				OMB No. 1545-1621
Department of the Treasury		► Section references are to the Internal Revenue Code.	► See separate instructions.
Internal Revenue Service		► Give this form to the withholding agent or payer. Do not send to the IRS.

Do not use this form for:		Instead, use Form:
•	A U.S. citizen or other U.S. person, including a resident alien individual	W-9
•	A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
•	A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY
•

A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)

W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
•	A person acting as an intermediary	W-8IMY

Note: See instructions for additional exceptions.

Part I	Identification of Beneficial Owner (See instructions.)
1	Name of individual or organization that is the beneficial owner							2	Country of incorporation or organization

3	Type of beneficial owner:		☐	Individual	☐	Corporation	☐	Disregarded entity	☐	Partnership	☐	Simple trust
	☐	Grantor trust	☐	Complex trust	☐	Estate	☐	Government	☐	International organization
	☐	Central bank of issue	☐	Tax-exempt organization	☐	Private foundation
4	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

	City or town, state or province. Include postal code where appropriate.							Country (do not abbreviate)

5	Mailing address (if different from above)

	City or town, state or province. Include postal code where appropriate.							Country (do not abbreviate)

6	U.S. taxpayer identification number, if required (see instructions)						7	Foreign tax identifying number, if any (optional)
				☐ SSN or ITIN	☐	EIN
8	Reference number(s) (see instructions)

Part II	Claim of Tax Treaty Benefits (if applicable)

9	I certify that (check all that apply):
	a	☐	The beneficial owner is a resident of ..............................within the meaning of the income tax treaty between the United States and that country.
	b	☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
	c	☐

The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

	d	☐

The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

	e	☐

The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10

Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article ....................... of the treaty identified on line 9a above to claim a ..................... % rate of withholding on (specify type of income): ....................................... .

Explain the reasons the beneficial owner meets the terms of the treaty article: .............................................................................................

...

Part III	Notional Principal Contracts

11	☐

I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV	Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

2 The beneficial owner is not a U.S. person,

3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner’s share of a partnership’s effectively connected income, and

4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here	►	....................................................................................... .....	...............................	................................
		Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 25047Z	Form W-8BEN (Rev. 2-2006)

Printed on Recycled Paper

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name, if different from above
	Check appropriate box:	☐	Individual/ Sole proprietor	☐ Corporation	☐ Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ► ☐ Other (see instructions) ►
	Address (number, street, and apt. or suite no.)					Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
| |

or

Employer identification number
|
Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign	Signature of
Here	U.S. person ►	Date ►

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,
•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
•	An estate (other than a foreign estate), or
•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for	THEN the payment is exempt for
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification

Number (TIN)

Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,
•	Ensure your employer is protecting your SSN, and
•	Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.